SECOND AMENDMENT TO PARTICIPATION AGREEMENT

THIS SECOND AMENDMENT TO PARTICIPATION AGREEMENT is made as of this 1st day of July, 2007, by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“GWL&A”); and FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“First GWL&A”); and DWS VARIABLE SERIES I, DWS VARIABLE SERIES II, and DWS INVESTMENTS VIT FUNDS (collectively, the “Funds”); DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ( the “Adviser”); and DWS SCUDDER DISTRIBUTORS, INC. (the “Distributor”), collectively the “Parties.” Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).

RECITALS

WHEREAS, the Parties are parties to a Fund Participation Agreement dated March 31, 2005, as amended on April 11, 2007, (the “Agreement”); and

WHEREAS, the Parties desire to add additional separate Accounts to the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1.	All references to the “Account” now include the COLI VUL Series Account 4 (GWL&A);
2.	All references to the “First GWL&A Account” now include the COLI VUL Series Account 4 (First GWL&A).

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the 1st day of July, 2007.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By: /s/ Ron Laeyendecker_____________

Name: Ron Laeyendecker

Title: Senior Vice President

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By: /s/ Robert K. Shaw_______________

Name: Robert K. Shaw

Title: Senior Vice President

DWS VARIABLE SERIES I

By its authorized officer,

By: /s/ Michael Clark________________

Name: Michael Clark

Title: President

DWS VARIABLE SERIES II

By its authorized officer,

By: /s/ Michael Clark________________

Name: Michael Clark

Title: President

DWS INVESTMENTS VIT FUNDS

By: /s/ Michael Clark________________

Name: Michael Clark

Title: President

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By its authorized officer,

By: /s/ Michael Colon_______________

Name: Michael Colon

Title: Chief Operating Officer

By: /s/ Phillip J. Collora_____________

Name: Philip J. Collora

Title:Director

DWS SCUDDER DISTRIBUTORS, INC.

By its authorized officer,

By: /s/ Philipp Hensler_______________

Name: Philipp Hensler

Title: CEO & Chairman

By: /s/ Philip J. Collora______________

Name: Philip J. Collora

Title: Assistant Secretary

PJC/AGREEMENTS/PARTICIPATION AGREEMENTS/GREAT WEST SECOND AMENDMENT TO FPA

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